Exhibit 10.188

                 Updated Schedule to Form of Change in Control
                Agreement Filed as Exhibit 99.2 of the Company's
              Current Report on Form 8-K dated March 29, 1999 Filed
                    Pursuant to Instruction 2 to Item 601(a)
                               of Regulation S-K

                                         SEVERANCE PAYMENT
EXECUTIVE                 POSITION          TIME PERIOD             DATE
David K. Barber       Senior Vice             2 years              9/23/98
                      President --
                      Project
                      Management

Robin L. Barber       Vice President          2 years              11/20/98
                      and Senior
                      Counsel

Russell A. DiGilio    Senior Vice             2 years              9/23/98
                      President --
                      Outlook Pointe
                      Division

Alfred I. Lovitz*     Vice President-         1 year               6/24/98
                      Missouri
                      Division

* Mr. Lovitz' change in control agreement also provides for his employment; the other Executives were already employed at the time they entered into their respective agreements. In addition, Mr. Lovitz is not subject to the geographic reassignment provision described in Section 2(G).